UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MEREO BIOPHARMA GROUP PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MEREO BIOPHARMA GROUP PLC

Registered office: 4thFloor, One Cavendish Place, London

W1G 0QF, United Kingdom

Incorporated in England and Wales with registered no. 09481161

April 24, 2024

Dear Shareholder,

2024 Annual General Meeting of Mereo BioPharma Group plc (the “AGM” or the “Meeting”)

This letter, the notice of the AGM set out in this document (the “Notice”) and associated materials for the AGM are being sent or supplied to you because, as of April 18, 2024 (being the latest practicable date before the circulation of this document), you are registered in the register of members of Mereo BioPharma Group plc (the “Company”) as a holder of ordinary shares in the capital of the Company. However, this letter, the Notice and associated materials will also be available to holders of American Depositary Shares (“ADS”) representing ordinary shares and contains information relevant to holders of ADSs.

I am pleased to confirm that our AGM will take place at 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Thursday, May 23, 2024 at 5th Floor, One Cavendish Place, London W1G 0QF, United Kingdom. The Notice is set out in this document and it contains the resolutions to be proposed at the AGM (the “Resolutions”).

Action to be taken by holders of ordinary shares

If you are a holder of ADSs, please ignore this section and refer instead to the section below — “Action to be taken by holders of American Depositary Shares.”

If you are a holder of ordinary shares and are planning to attend the AGM in person (or by way of corporate representative) it would be helpful if you could inform the Company’s registrar, Link Group, in advance by submitting a proxy vote electronically using Link Group’s Signal Shares share portal service at www.signalshares.com.

Holders of ordinary shares are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the AGM. Proxy appointment instructions may be submitted electronically using Link Group’s Signal Shares share portal service at www.signalshares.com or by completing and returning the form of proxy enclosed with this document.

In order to be valid, proxy appointment instructions must be submitted using the Signal Shares share portal service, or by completing and returning a form of proxy (together with any power of attorney or other authority, if any, under which it is signed or a duly certified copy thereof) in accordance with the instructions printed thereon to the Company’s registrar, Link Group at PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom, in each case so as to be received by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting.

If you require additional forms of proxy or assistance with how to complete, sign and return your form of proxy or assistance in submitting your proxy appointment electronically, please call Link Group’s portal team on +44 (0) 371 664 0391. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. Lines are open 9:00 a.m. to 5:30 p.m. (British Summer Time), Monday to Friday, excluding public holidays in England and Wales.

If you hold your ordinary shares in uncertificated form (i.e. in CREST), you may appoint a proxy for the AGM by completing and transmitting a CREST Proxy Instruction in accordance with the procedures set out in the CREST Manual issued by Euroclear so that it is received by the Company’s registrar (under CREST Participation ID RA10) by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting. The time of receipt will be taken to be the time from which Link Group is able to retrieve the message by enquiry to CREST in the manner proscribed by CREST.

In order to attend and vote at the AGM as an ordinary shareholder or for your proxy appointment instructions to remain valid, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on Tuesday, May 21, 2024 (or, if the AGM is adjourned, of 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on the date which is two business days prior to the adjourned meeting). If you sell or transfer your ordinary shares on or prior to such time, any proxy appointment instructions that you submit (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee.

The appointment of a proxy will not preclude you from attending, speaking and voting at the AGM should you wish and be entitled to do so. Please refer to the notes to the Notice for further information relating to your entitlement to attend and vote at the AGM and to appoint a proxy to attend and to speak and vote on your behalf at the AGM.

Should you elect to convert your holding of ordinary shares into an interest in the capital of the Company represented by ADSs before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote, whether in person or by proxy, at the AGM as an ordinary shareholder. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs — please refer to the next section — “Action to be taken by holders of American Depositary Shares”.

Action to be taken by holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in ordinary shares represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register as of 5:00 p.m. Eastern Standard Time on Thursday, April 18, 2024 (the “ADS Record Date”).

If you hold ADSs through a bank, broker or nominee as of 5:00 p.m. Eastern Standard Time on the ADS Record Date, the materials for ADS holders, including this proxy statement, the Annual Report on Form 10-K and an ADS proxy card, will be sent to such bank, broker or nominee who should forward the materials to you – you should contact them to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 3:00 p.m. (British Summer Time) (10:00 a.m. Eastern Standard Time) on Friday, May 17, 2024.

Contact for holders of American Depositary Shares

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services by telephone on +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by emailing citibank@shareholders-online.com or by mail to Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

Contact at Mereo BioPharma

If at any point you require guidance, please contact Charles Sermon, Mereo BioPharma Group plc Company Secretary, by emailing legal@mereobiopharma.com.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. Your Board of Directors consider that each Resolution is in the best interests of the Company and is likely to promote the success of the Company for the benefit of its members as a whole. Accordingly, your directors unanimously recommend that you vote FOR the Resolutions as each of the directors with personal holdings of ordinary shares or ADSs intends to do.

Thank you for your ongoing support of Mereo BioPharma Group plc.

Yours faithfully,

/s/ Michael Wyzga
Michael Wyzga
Chairman

Mereo BioPharma Group plc

4th Floor, One Cavendish Place,

London, W1G 0QF, United Kingdom

Registered Company No. 09481161

NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, MAY 23, 2024

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales (the “Company,” “we,” “us” and “our”), will be held on Thursday, May 23, 2024, at 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) at 5th Floor, One Cavendish Place, London W1G 0QF, United Kingdom to consider and, if thought fit, to pass resolutions 1 to 7 below, in each case as an ordinary resolution.

Ordinary resolutions

1.	That the annual report and accounts for the year ended December 31, 2023, together with the directors’ report and independent auditor’s report thereon, be received and adopted.

2.

That PricewaterhouseCoopers LLP (“PwC”) be re-appointed as auditors to hold office from the conclusion of the annual general meeting until the conclusion of the next annual general meeting at which the Company’s annual report and accounts are presented.

3.	That the Audit and Risk Committee be authorized to determine PwC’s remuneration.

4.	That the directors’ remuneration report (excluding the directors’ remuneration policy), as set out in the Company’s annual report and accounts for the year ended December 31, 2023, be approved.

5.	That Dr. Denise Scots-Knight be re-appointed as a director of the Company.

6.	That Dr. Jeremy Bender be re-appointed as a director of the Company.

7.	That Dr. Anders Ekblom be re-appointed as a director of the Company.

BY ORDER OF THE BOARD	Registered Office
4th Floor, One Cavendish Place,
/s/ Charles Sermon	London, W1G 0QF, United Kingdom Registered in England & Wales No. 09481161
Charles Sermon
Company Secretary
April 24, 2024

Notes:

The following notes apply to ordinary shareholders. Holders of ADSs should review the information in the section of the letter accompanying this Notice titled “Action to be taken by holders of American Depositary Shares” for voting and other relevant information for the Meeting.

Entitlement to Attend and Vote

1.

To be entitled to attend and vote at the Meeting (and for the purposes of the determination by the Company of the votes that may be cast in accordance with Regulation 41 of the Uncertified Securities Regulations 2001), only those members registered in the Company’s register of members at 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on May 21, 2024 (or, if the Meeting is adjourned at 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on the date which is two business days prior to the adjourned meeting) shall be entitled to attend and vote at the Meeting. Changes to the register of members of the Company after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the Meeting.

Appointment of Proxies

2.

If you are a member of the Company at the time set out in note 1 above, you are entitled to appoint a proxy to exercise all or any of your rights to attend, speak and vote at the Meeting. You can appoint a proxy only using the procedures set out in these notes and the notes to the proxy form by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on May 21, 2024 or 48 hours before any adjourned meeting.

3.

A proxy does not need to be a member of the Company but must attend the Meeting to represent you. If you wish your proxy to speak on your behalf at the Meeting you will need to appoint your own choice of proxy (not the Chair of the Meeting) and give your instructions directly to them.

4.

You may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different ordinary shares. You may not appoint more than one proxy to exercise rights attached to any one ordinary share. To appoint more than one proxy, please indicate on your proxy submission how many ordinary shares it relates to.

5.

A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at their discretion. Your proxy will vote (or abstain from voting) as they think fit in relation to any other matter which is put before the Meeting.

Appointment of Proxy Using Hard Copy Proxy Form

6.

A form of proxy for use at the Meeting has been provided. Instructions for its use are set out in the form. If you require additional forms of proxy or assistance with how to complete, sign and return a form of proxy or assistance in submitting your proxy appointment electronically, please call Link Group’s general helpline team on +44 (0) 371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. Lines are open 9:00 a.m. to 5:30 p.m. (British Summer Time), Monday to Friday, excluding public holidays in England and Wales. Alternatively, you can request a additional forms of proxy via email at shareholderenquiries@linkgroup.co.uk or via postal address at Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom. In the case of a member which is a company, the form of proxy must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the proxy form is signed (or a duly certified copy of such power or authority) must be included with the form of proxy.

Appointment of a Proxy Online

7.

You may submit your proxy electronically using the Share Portal service at www.signalshares.com. Shareholders can use this service to vote or appoint a proxy online. The same voting deadline of 48 hours before the time of the Meeting applies. Shareholders will need to use the unique personal identification Investor Code (“IVC”) printed on your share certificate. If you need help with voting online, please contact Link Group’s portal team on +44 (0) 371 664 0391 or via email at shareholderenquiries@linkgroup.co.uk. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. Lines are open 9:00 a.m. to 5:30 p.m. (British Summer Time), Monday to Friday, excluding public holidays in England and Wales.

Appointment of Proxies Through CREST

8.

CREST members who wish to appoint a proxy or proxies by utilizing the CREST electronic proxy appointment service may do so for the Meeting and any adjournment(s) of it by using the procedures described in the CREST Manual (available from https://www.euroclear.com/site/public/EUI). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf. In order for a proxy appointment made by means of CREST to be valid, the appropriate CREST message (a CREST Proxy Instruction) must be properly authenticated in accordance with Euroclear UK & International Limited’s (EUI) specifications and must contain the information required for such instructions, as described in the CREST Manual. The message must be transmitted so as to be received by the issuer’s agent (ID: RA10) by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on May 21, 2024 or 48 hours before any adjourned meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.

9.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that their CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time.

10.

In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Appointment of Proxies via Proxymity

11.

If you are an institutional investor you may also be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be received 48 hours (excluding non-working days) before the time of the Meeting in order to be considered valid or, if the Meeting is adjourned, by the time which is 48 hours before the time of the adjourned meeting. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy. An electronic proxy appointment via the Proxymity platform may be revoked completely by sending an authenticated message via the platform instructing the removal of your proxy vote.

Appointment of Proxy by Joint Members

12.

In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding, the first-named being the most senior.

Changing Proxy Instructions

13.

To change your proxy instructions simply submit a new proxy appointment using the methods set out above. Note that the cutoff times for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy appointment received after the relevant cut-off time will be disregarded. Where you have appointed a proxy using a hard-copy Form or Proxy and would like to change the instructions using another hard-copy Form or Proxy, please contact Link Group as per the communication methods shown in note 6. If you submit more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

Termination of Proxy Appointments

14.

In order to revoke a proxy instruction, you will need to inform the Company by sending a signed hard copy notice clearly stating your intention to revoke your proxy appointment to Link Group, at the address shown in note 6. In the case of a member which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed, or a duly certified copy of such power or authority, must be included with the revocation notice. The revocation notice must be received by Link Group no later than 48 hours before the Meeting. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then, subject to the paragraph directly below, your proxy appointment will remain valid. Completion of a proxy will not preclude you from attending the Meeting and voting in person if you so wish.

Corporate Representatives

15.

A corporation which is a member can appoint one or more corporate representatives who may exercise, on its behalf, all its powers as a member provided that no more than one corporate representative exercises powers over the same ordinary share.

Issued Shares and Total Voting Rights

16.

As at close of business on the day immediately prior to the date of posting of this Notice, the Company’s issued share capital comprised 701,357,759 ordinary shares. Each ordinary share carries the right to one vote at a general meeting of the Company and, therefore, the total number of voting rights in the Company as at close of business on the day immediately prior to the date of posting of this Notice is 701,357,759.

Electronic Address

17.

You may not use any electronic address (within the meaning of Section 333(4) of the Companies Act 2006) provided in this Notice (or in any related documents including any form of proxy) to communicate with the Company for any purposes other than those expressly stated.

Website Publication of Audit Concerns

18.

Under Section 527 of the Companies Act 2006, members meeting the threshold requirement set out in that Section have the right to require the Company to publish on a website a statement setting out any matter relating to: (a) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (b) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual reports and accounts were laid in accordance with Section 437 Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in compliance with Sections 527 or 528. Where the Company is required to place a statement on a website under Section 527 Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under Section 527 Companies Act 2006, to publish on a website.

Page
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS ABOUT VOTING AT THE ANNUAL GENERAL MEETING	1

PROPOSAL 1 — RESOLUTION TO ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL REPORT AND ACCOUNTS	9

PROPOSAL 2 — RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	10

PROPOSAL 3 — AUTHORIZATION FOR THE AUDIT AND RISK COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	12

PROPOSAL 4 — APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION	13

ELECTION OF DIRECTORS	14

PROPOSAL 5 — RE-ELECTION OF DENISE SCOTS-KNIGHT TO THE BOARD OF DIRECTORS	15

PROPOSAL 6 — RE-ELECTION OF JEREMY BENDER TO THE BOARD OF DIRECTORS	16

PROPOSAL 7 — RE-ELECTION OF ANDERS EKBLOM TO THE BOARD OF DIRECTORS	17

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	18

DIRECTORS COMPENSATION	26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30

TRANSACTIONS WITH RELATED PERSONS	32

EXECUTIVE OFFICERS OF THE COMPANY	34

EXECUTIVE COMPENSATION	35

AUDIT AND RISK COMMITTEE REPORT	40

DELIVERY OF PROXY MATERIALS	42

ADDITIONAL INFORMATION	43

FORM OF PROXY FOR ORDINARY SHAREHOLDERS	A-1

i

Mereo BioPharma Group plc

4th Floor, One Cavendish Place,

London, W1G 0QF, United Kingdom

Registered Company No. 09481161

PROXY STATEMENT FOR THE 2024 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON, THURSDAY MAY 23, 2024

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors of Mereo BioPharma Group plc (referred to herein as the “Company”, “Mereo”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held on Thursday, May 23, 2024, at 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time), at 5th Floor, One Cavendish Place, London W1G 0QF, United Kingdom.

•	This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, internet and personal solicitation. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice, this proxy statement and the form of proxy to our ordinary shareholders of record as of April 18, 2024 (being the latest practicable date before the circulation of this document) for the first time on or about April 24, 2024. We are also including our annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report on Form 10-K”). This includes mailing or supplying our proxy materials, including the Notice, this proxy statement and the accompanying form of proxy, and the Annual Report on Form 10-K, to relevant brokers, dealers, bankers and their nominees in their capacity as shareholders of record, so that they can supply these materials to the relevant beneficial owners of ordinary shares.

While this document is being sent or supplied to our ordinary shareholders of record, this document will also be made available to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 23, 2024

Our Notice, this proxy statement and the accompanying form of proxy and the Annual Report on Form 10-K are available in the Investors section of our website at http://www.mereobiopharma.com/agm2024.

QUESTIONS AND ANSWERS ABOUT VOTING AT THE ANNUAL GENERAL MEETING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed form of proxy because you are an ordinary shareholder of record and our Board of Directors (the “Board” or “Board of Directors”) is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You are invited to attend the Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Meeting to vote your shares. Instead, please submit your proxy online using Link Group’s Signal Shares share portal service at www.signalshares.com (see instructions in the explanatory notes to the Notice). Alternatively, you may simply complete, sign and return the enclosed form of proxy in accordance with the instructions printed thereon. CREST members may appoint a proxy by using the CREST electronic proxy appointment service. All proxies, however submitted, must be received by our registrar, Link Group, by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting.

We intend to mail this proxy statement, the accompanying form of proxy and the Annual Report on Form 10-K on or about April 24, 2024 to all ordinary shareholders of record as of April 18, 2024.

Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K and the ADS proxy card, will be mailed on or about April 26, 2024 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Standard Time on April 18, 2024 (the ADS Record Date).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on Thursday, May 21, 2024 will be entitled to attend and vote in person at the Meeting. As of April 18, 2024 (being the last practicable date before the circulation of this proxy statement) there were 701,357,759 ordinary shares issued and outstanding and entitled to vote.

All proxies must be received by our registrar, Link Group, by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting.

If you sell or transfer your ordinary shares in the Company on or prior to May 21, 2024, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact the Company’s registrar, Link Group, using the details set out in the Notice, to request a new form of proxy for its use.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on April 18, 2024, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting by proxy. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register as of 5:00 p.m. Eastern Standard Time on Thursday, April 18, 2024 (the ADS Record Date).

If you hold ADSs through a brokerage firm, bank or nominee on April 18, 2024, the materials for ADS holders, including this proxy statement, the Annual Report on Form 10-K and the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. by no later than 10:00 a.m. Eastern Standard Time on Friday, May 17, 2024.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

We are requesting Citibank, N.A., which holds the ordinary shares represented by the ADSs, to seek ADS holders’ instructions for voting at the Meeting. As a result, ADS holders may instruct Citibank, N.A., as Depositary, to vote the ordinary shares represented by their ADSs.

Because we have asked Citibank, N.A. to seek the instructions of ADS holders, Citibank, N.A. will notify ADS holders of the upcoming vote and arrange to deliver the proxy materials to them. Citibank, N.A., as Depositary, then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. We cannot guarantee that ADS holders will receive this proxy statement and the other proxy materials from Citibank, N.A. in time to permit them to instruct Citibank, N.A., as Depositary, to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules, ADS holders may not receive proxy materials about the AGM early enough to exchange their ADSs for ordinary shares. ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the proxy materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

Who do I contact regarding my ADS holdings?

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

What do I do if I have additional questions?

If at any point you require guidance, please contact Charles Sermon, Company Secretary, by email: legal@mereobiopharma.com, or telephone: +44 (0) 333 023 7300.

What are the requirements to elect the directors and approve each of the proposals?

You may cast your vote for or against proposals 1 through 7 or abstain from voting your shares on one or more of these proposals.

Proposals 1 through 7 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than

50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in proposals 1, 2 and 4 regarding the adoption of our U.K. statutory annual report and accounts for the year ended December 31, 2023, (the “2023 U.K. Annual Report”), re-appointment of PwC as auditors of the Company and approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2023 will not require our Board of Directors or any committee thereof to take any action. Nonetheless, our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 1, 2 and 4.

What are the voting recommendations of our Board regarding the election of directors and other proposals?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation

1	To receive and adopt the U.K. statutory annual report and accounts for the year ended December 31, 2023	FOR

2	Re-appointment of PricewaterhouseCoopers LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders at which the Company’s annual report and accounts are presented	FOR

3	Authorization of the Audit and Risk Committee to determine PwC’s remuneration	FOR

4	Approval of our U.K. directors’ remuneration report (excluding the directors’ remuneration policy), as set out in the Company’s annual report and accounts for the year ended December 31, 2023	FOR

5	Re-appointment of Dr. Denise Scots-Knight as a director	FOR

6	Re-appointment of Dr. Jeremy Bender as a director	FOR

7	Re-appointment of Dr. Anders Ekblom as a director	FOR

What constitutes a quorum?

For the purposes of the Meeting, the quorum requirement is a minimum of two shareholders entitled to vote at the meeting and present in person or by proxy or, in the case of a shareholder which is a corporation, represented by a duly authorized representative. In addition, in accordance with the applicable Nasdaq rules, under the Articles of Association for a shareholders’ meeting to be quorate at least 33 1/3 per cent. of the Company’s issued and outstanding ordinary shares must be present at such meeting, whether represented in person (including, in the case of a corporate member, by a duly authorized representative) or by a duly appointed proxy. If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

Where Citibank N.A. submits votes on behalf of any ADS holders, the number of ordinary shares represented by the ADSs held by the relevant ADS holders will count towards the quorum.

How do I vote my shares?

You may vote “for” or “against” or abstain from voting on the applicable resolutions. The procedures for voting are as follows:

Ordinary shareholders

If you are an ordinary shareholder of record, you may appoint a proxy to vote on your behalf:

•	By submitting your proxy electronically using Link Group’s Signal Shares share portal service at www.signalshares.com (see instructions in the explanatory notes to the Notice); or

•	By completing and signing the form of proxy and returning it in accordance with the instructions printed; or

•	For CREST members, by appointing a proxy by using the CREST electronic proxy appointment service.

All proxies (however submitted) must be received by our registrar (Link Group) by no later than 2:00 p.m. (British Summer time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy, or by submitting your proxy online or CREST, and your proxy appointment is not subsequently revoked, your shares will be voted by the attendance of your proxy at the Meeting and your proxy voting in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

Holders of American Depositary Shares

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Link Group for tabulation.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 3:00 p.m. (British Summer Time) (10:00 a.m. Eastern Standard Time) on Friday, May 17, 2024.

How will my shares be voted if I do not specify how they should be voted?

If you are an ordinary shareholder and you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.

If a holder of ADSs does not submit an ADS proxy card to Citibank, N.A. by the deadline specified, the ADS holder shall be deemed to have instructed Citibank, N.A. to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by his or her ADSs (provided that no such discretionary proxy shall be given if we inform Citibank, N.A. that we do not want such proxy to be given, substantial opposition exists or the rights of ADS holders may be adversely affected). If the ADS proxy card is signed but is missing voting instructions with respect to any resolution, then Citibank, N.A. will deem the ADS holder to have instructed it to vote in favor of such resolutions.

Can I change my vote or revoke a proxy?

To change your proxy instructions simply submit a new proxy appointment using the methods set out above prior to the relevant deadline or attend the Meeting and vote in-person.

In order to revoke a proxy instruction, you will need to inform the Company by sending a signed hard copy notice clearly stating your intention to revoke your proxy appointment to Link Group, at Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom. The revocation notice, together with the accompanying material set out in the notes to the Notice, must be received by Link Group no later than 48 hours before the meeting.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares.

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Citibank, N.A. or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Citibank, N.A. or the broker, bank or other nominee, as applicable, will be used to instruct Citibank, N.A. how to vote your ADSs.

Who counts the votes?

Link Group has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you may submit your proxy to Link Group online, via CREST, or return the form of proxy to Link Group prior to the relevant deadline above.

If you hold your ordinary shares through a broker, your broker will directly submit your proxy to Link Group online, via CREST, or return the form of proxy to Link Group prior to the relevant deadline above.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. prior to the relevant deadline above for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. prior to such deadline following your instruction. Citibank, N.A. will submit your votes to Link Group for tabulation.

How are votes counted?

Votes will be counted by Link Group, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention is not a vote in law and will not be counted in the calculation of the votes “for” and “against” a resolution.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or (being a corporation) by a duly authorized representative has one vote for each share held by the shareholder.

What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the register of members of the company in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the Meeting?

Attendance at the Meeting will be limited to ordinary shareholders of record as of 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on Tuesday May 21, 2024. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Citibank, N.A. for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one Notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of Citibank, N.A., as Depositary, you are considered the registered holder of the ADSs and will receive a form of proxy from Citibank, N.A. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive a form of proxy from your broker, bank or other nominee.

Will there be any other business conducted at the Meeting?

No. In accordance with our Articles of Association, other than with respect to procedural matters in relation to the Meeting, no business other than proposals 1 through 7 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

What is the role of PwC?

PwC is our auditor for the year ended December 31, 2023 and our Audit and Risk Committee has selected PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that we submit the selection of PwC for approval by our shareholders at the Meeting. Proposal 2 seeks your approval of the re-appointment of PwC to serve as our auditor, to hold office until the conclusion of the next annual general meeting of shareholders at which our annual report and accounts are presented.

PwC is entitled to attend any general meeting of the Company and be heard on any part of the business of the meeting that concerns them as auditors.

What is Link Group’s role?

Link Group is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Link Group via email shareholderenquiries@linkgroup.co.uk, by telephone to the general helpline: +44 (0) 371 664 0300 (if calling from overseas, please ensure the country code is used) or by writing to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Directions to Meeting

Directions to our Meeting, which is to be held at 5th Floor, One Cavendish Place, London, W1G 0QF, United Kingdom, are available in the Contact Us section of our website at: https://www.mereobiopharma.com.

PROPOSAL 1 — RESOLUTION TO ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL REPORT AND ACCOUNTS

At the Meeting, our Board of Directors will present our U.K. statutory annual report and accounts for the period January 1, 2023 through December 31, 2023, which includes the directors’ report and independent auditor’s report thereon. We will provide our shareholders with an opportunity to review the U.K. statutory annual report and accounts and to adopt them.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL REPORT AND ACCOUNTS

PROPOSAL 2 — RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

Proposal 2 seeks your approval of the re-appointment of PricewaterhouseCoopers LLP to serve as our auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the share holders by the requisite majority set out above, the Board of Directors may appoint an auditor to fill the vacancy.

Background to Proposal 2

Our Audit and Risk Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that we submit the selection of PwC for approval by our shareholders at the Meeting.

The Audit and Risk Committee approves PwC’s and its affiliates audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit and Risk Committee appoints the independent auditor to perform audit services that we expect to be performed for the fiscal year and appoints the auditor to perform audit-related, tax and other permitted non-audit services. In addition, our Audit and Risk Committee approves the terms of the engagement letter to be entered into by us with the independent auditor. The Audit and Risk Committee has also delegated to its chairman the authority, from time to time, to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to our full Audit and Risk Committee at its next regular meeting. Additional information concerning the Audit and Risk Committee and its activities can be found in the following sections of this proxy statement: “Board Committees” and “Audit and Risk Committee Report.”

PwC commenced auditing our U.K. statutory annual report and accounts prepared in accordance with UK-adopted International Accounting Standards for the fiscal year 2023 and has audited our financial statements prepared in accordance with U.S. GAAP included in our Annual Report on Form 10-K for the years ended December 31, 2023 and 2022.

Fees for Independent Registered Public Accounting Firm — PwC

On September 20, 2023, our Board, following the recommendation of the Audit and Risk Committee, dismissed BDO LLP (“BDO”) as our independent registered public accounting firm and appointed PwC as our new independent registered public accounting firm effective immediately.

BDO had served as our independent registered public accounting firm for the year ended December 31, 2022 and until September 20, 2023 while we reported as a foreign private issuer and prepared our financial statements in accordance with IFRS.

PwC has served as our independent registered public accountants since September 20, 2023 and was appointed by our Board to act as our independent auditor for the fiscal year ending December 31, 2023 and has audited our U.K. statutory annual report and accounts prepared in accordance with UK-adopted International Accounting Standards for the fiscal year 2023 and has audited our financial statements prepared in accordance with U.S. GAAP included in our Annual Report on Form 10-K for the years ended December 31, 2023 and 2022.

The table below sets forth a summary of the fees billed to the Company by our auditors for professional services rendered for the fiscal years ended December 31, 2023 and December 31, 2022. All such audit and audit-related services were pre-approved by the Audit and Risk Committee.

Fees	December 31, 2023 ($ ‘000)	December 31, 2022 ($ ‘000)
Audit Fees(1)	1,162	489
Audit-related Fees(2)	213	104
Tax Fees	—	—
All Other Fees(3)	3	—
Total	1,378	592

(1)

There was a change in registered auditor during the year. Of this amount, $1.0 million was in relation to the current auditors and includes amounts paid for the Company’s transition from IFRS to U.S. GAAP.

(2)	These fees were in relation to the former auditors and were all approved by the Audit and Risk Committee pursuant to its pre-approval policies.
(3)	These fees were in relation to the current auditors and were all approved by the Audit and Risk Committee pursuant to its pre-approval policies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 3 — AUTHORIZATION FOR THE AUDIT AND RISK COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Proposal 3 authorizes the Audit and Risk Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2024. Fees for PwC, our independent registered public accounting firm and U.K. statutory auditors, in respect of the year ended December 31, 2023 are set forth in Proposal 2 above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE AUTHORIZATION OF OUR AUDIT AND RISK COMMITTEE TO DETERMINE OUR AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

PROPOSAL 4 — APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

Our U.K. statutory directors’ remuneration report will be set out in our 2023 U.K. Annual Report. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Remuneration Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.

At the Meeting, the shareholders will vote on the annual report on remuneration. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Remuneration Committee will review and consider the voting results when making future decisions regarding our director remuneration program.

THE BOARD RECOMMENDS YOU VOTE

FOR THE APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON

REMUNERATION

ELECTION OF DIRECTORS

Our Board of Directors currently consists of ten directors.

Additionally, our Articles of Association require any directors in office who have been appointed by the Board since the previous general meeting or for whom it is the third annual general meeting following the annual general meeting at which they were elected or last re-elected to retire from office or stand for re-election by our shareholders.

Having carried out an evaluation of the individual performance of each of Dr. Denise Scots-Knight, Dr. Jeremy Bender and Dr. Anders Ekblom with the support of the Nomination and Corporate Governance Committee, the Board is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board considers that it is entirely appropriate for each of Dr. Denise Scots-Knight, Dr. Jeremy Bender and Dr. Anders Ekblom to seek re-election at the Meeting.

Each of the above directors has been nominated for re-election and no other nominees for directors have been presented. Therefore, it is anticipated that following the Meeting, if all of the above directors are re-elected, the Board of Directors will be comprised of ten members.

In connection with proposals 5 through 7, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors see the section titled “Board of Directors and Corporate Governance.”

PROPOSAL 5 — RE-ELECTION OF DR. DENISE SCOTS-KNIGHT TO THE BOARD OF DIRECTORS

Dr. Denise Scots-Knight is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, she will hold office from the date of her election until the third annual general meeting following this annual general meeting of shareholders upon which she must retire by rotation and offer herself for re-election, or until her earlier death, resignation or removal. Dr. Scots-Knight has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.

Dr. Scots-Knight has served as our Chief Executive Officer since July 2015 and as a member of our Board since our formation. From 2010 until joining us, Dr. Scots-Knight was the Managing Partner of Phase4 Partners Ltd., a global life science venture capital firm. Dr. Scots-Knight is currently a board member of Elanco Animal Health Incorporated (NYSE: ELAN). Dr. Scots-Knight previously served as a member of the board of directors of Idenix Pharmaceuticals, Albireo and OncoMed. Dr. Scots-Knight holds a B.Sc. (Hons.) and a Ph.D. from Birmingham University.

Based on her extensive experience as a senior executive and board member in the pharmaceutical and healthcare sectors, the Nomination and Corporate Governance Committee concluded that Dr. Scots-Knight is qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF DR. DENISE SCOTS-KNIGHT TO THE BOARD OF DIRECTORS

PROPOSAL 6—RE-ELECTION OF DR. JEREMY BENDER TO THE BOARD OF DIRECTORS

Dr. Jeremy Bender is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the third annual general meeting following this annual general meeting of shareholders upon which he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Bender has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Dr. Bender has served on our board since October 2020. Dr. Bender is Chief Executive Officer and President of DayOne Biopharmaceuticals, Inc. (NASDAQ: DAWN). Dr. Bender also serves on the board of directors of Furion Pharmaceuticals, Inc. Previously he served as Vice President of Corporate Development at Gilead Sciences, Inc., where he was responsible for development and negotiation of partnerships, alliances, joint ventures, equity investments, licensing agreements and M&A transactions. Dr. Bender joined Gilead from Tizona Therapeutics, Inc., where he was Chief Operating Officer. Prior to Tizona, he was Chief Business Officer of Sutro Biopharma, Inc. Dr. Bender received his undergraduate degree in Biological Sciences from Stanford University and his Ph.D. in Microbiology & Immunology from the University of Colorado. He also holds an M.B.A. from the MIT Sloan School of Management.

Based on his extensive experience as a senior executive and board member in the pharmaceutical and healthcare sectors, the Nomination and Corporate Governance Committee concluded that Dr. Bender is qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF DR. JEREMY BENDER TO THE BOARD OF DIRECTORS

PROPOSAL 7—RE-ELECTION OF DR. ANDERS EKBLOM TO THE BOARD OF DIRECTORS

Dr. Anders Ekblom is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the third annual general meeting following this annual general meeting of shareholders upon which he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Ekblom has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Dr. Ekblom has served on our Board since July 2015. Dr. Ekblom has held a number of executive positions at AstraZeneca, including Executive Vice President Global Drug Development, Executive Vice President Global Medicines Development, Global Head Clinical Development and Chief Executive Officer of AstraZeneca AB Sweden. He currently serves as Chairman of the Board of Alligator Bioscience AB, Atrogi AB, Elypta AB and Xspray Pharma AB, and on the boards of directors of AnaMar AB, Flerie Invest AB and Synerkine Pharma Bv. Dr. Ekblom is a board-certified medical doctor and an Associate Professor at the Karolinska Institutet. Dr. Ekblom holds a M.D., Ph.D. and a D.D.S. from Karolinska Institutet.

Based on his extensive experience as a senior executive and board member in the pharmaceutical and healthcare sectors, the Nomination and Corporate Governance Committee concluded that Dr. Ekblom is qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF DR. ANDERS EKBLOM TO THE BOARD OF DIRECTORS

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Below is a list of our directors and their positions and ages as of the date of this proxy statement.

Name	Age	Position
Dr. Denise Scots-Knight	64	Chief Executive Officer and Director
Michael S. Wyzga	69	Chairman of the Board and Director
Dr. Jeremy Bender	52	Director
Dr. Anders Ekblom	69	Director
Dr. Pierre Jacquet	57	Director
Dr. Annalisa Jenkins	58	Director
Dr. Deepika R. Pakianathan	59	Director
Justin Roberts	41	Director
Dr. Daniel Shames	78	Director
Marc Yoskowitz	49	Director

Board Diversity Matrix

The composition of our board of directors currently includes three individuals who are diverse under the Nasdaq listing rule regarding board diversity, representing gender diversity of 30% and ethnic diversity of 10%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse. The following table provides certain self-identified personal characteristics of our directors, in accordance with Rule 5605(f) of the Nasdaq listing standards:

	As of April 24, 2024
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3	—	4
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	4

During the year ended December 31, 2023, there were eight meetings of our Board, five meetings of our Audit and Risk Committee, two meetings of our Remuneration Committee, two meetings of our Nomination and Corporate Governance Committee and three meetings of our Research and Development Committee. All of our then Directors attended a minimum of 75% of the aggregate of the meetings of the Board and meetings of the committees of which he or she was a member during 2023.

Director Nominees

The biographical information for Dr. Denise Scots-Knight, Dr. Jeremy Bender and Dr. Anders Ekblom, the nominees to our Board, is provided in “Proposal 5—Re-election of Dr. Denise Scots-Knight to the Board of

Directors,” “Proposal 6—Re-election of Dr. Jeremy Bender to the Board of Directors,” and “Proposal 7—Re-election of Dr. Anders Ekblom to the Board of Directors.”

Continuing Directors

Biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting follows below.

Dr. Pierre Jacquet. Dr. Jacquet has served on our Board of Directors since September 2021. Dr. Jacquet is currently Managing Director and Vice Chairman of L.E.K. Consulting’s Global Healthcare practice. He has served in a variety of leadership roles over 20 years at L.E.K., including Global Head, Healthcare Practice, Global Leadership Team, the Americas management committee, and various partner operating committees. Prior to joining L.E.K. in 2001, Dr. Jacquet was trained as a surgical resident at University of Liège, Belgium and served as a Fellow at the Washington Cancer Institute, where he authored over 40 publications and presentations. In addition to serving on Mereo’s Board of Directors, Dr. Jacquet is a Director of Exact Sciences, on the Advisory Board of Life Science Cares, and previously served as a Director of Osprey Pharmaceuticals. He earned a Master of Business Administration from the Darden Graduate School at the University of Virginia, graduated Magna Cum Laude in Medicine from the University of Liège in Belgium and was awarded a Summa Cum Laude Doctor of Philosophy in biomedical sciences from the University of Liège in Belgium.

Dr. Annalisa Jenkins. Dr. Jenkins has served on our Board of Directors since November 2022. Dr. Jenkins served as president and CEO of Dimension Therapeutics, a leading NASDAQ listed gene therapy company that was acquired by Ultragenyx in November 2017. Prior leadership roles have included the head of global research and development at Merck Serono and SVP, Global Development at Bristol Myers-Squibb. Dr. Jenkins is a board member and advisor to a number of public and private health and life science companies globally. She is also a board member of Genomics England and a trustee of The Kings Fund and The British Heart Foundation. Dr. Jenkins graduated with a degree in medicine from St. Bartholomew’s Hospital in the University of London and served as a Surgeon Lieutenant Commander in the British Royal Navy.

Dr. Deepika R. Pakianathan. Dr. Pakianathan has served on our Board since April 2019 following completion of the Merger and served as a director of OncoMed since December 2008 until the closing of the Merger. Since 2001, Dr. Pakianathan has been a Managing Member at Delphi Ventures, a venture capital firm focused on biotechnology and medical device investments. Dr. Pakianathan is also the Chief Executive Officer of a privately held start-up biotechnology company operating in stealth mode. Dr. Pakianathan serves on the boards of directors of Karyopharm Therapeutics, Inc. and Theravance Biopharma, Inc., and previously served on the boards of directors of Calithera Biosciences, Foresite Development Corp II, Alder Biopharmaceuticals, Inc., Foresite Development Corp I. and Relypsa, Inc. Dr. Pakianathan received a B.Sc. from the University of Bombay, India, a M.Sc. from The Cancer Research Institute at the University of Bombay, India, and an M.S. and Ph.D. from Wake Forest University.

Justin Roberts. Justin Roberts has served on our Board of Directors since November 2022. Mr. Roberts is a Partner at Rubric Capital Management LP, a role he has held since the formation of the company in 2016. Before Rubric he spent seven years at Point72 Asset Management. Mr. Roberts has also held roles at ZS Associates, Moore Capital Management, and began his career at Lehman Brothers as an investment banker in their M&A practice. Mr. Roberts graduated with honors from Johns Hopkins University.

Dr. Daniel Shames. Dr. Shames has served on our Board of Directors since November 2022. Dr. Shames has served as President of Daniel A. Shames Consulting, providing regulatory services to over 100 biotechnology and pharmaceutical clients. Prior to starting his consultancy Dr. Shames spent 12 years at the FDA during which time he was involved in the safety and efficacy review of hundreds of drugs. Most recently Dr. Shames served as Deputy Director, Office of Drug Evaluation III from 2006 to 2008, while also serving as

Director of the Division of Gastroenterology and Inborn Error Products. Prior to that he was Director of Reproductive and Urologic Drugs from 2001 to 2006. Before joining the FDA, Dr. Shames founded Carolina Urocorp, operated a private medical practice, and was as Major in the U.S. Army Medical Corps. Dr. Shames received his undergraduate degree from Brandeis University, his MD from Georgetown University School of Medicine, and did his urology residency at the University of Pennsylvania.

Marc Yoskowitz. Mr. Yoskowitz has served on our Board of Directors since November 2022. Mr. Yoskowitz is Chief Executive Officer of Evozyne, Inc. Previously he served as EVP and Chief Strategy Officer, Life Sciences at Tempus, Inc. Prior to Tempus, Mr. Yoskowitz was Chief Business Officer, Pfizer Essential Health, leading a range of corporate initiatives within the Pfizer portfolio. Prior to Pfizer, he served as SVP, Strategy and Corporate Development at Hospira and was a member of the Executive Committee. Earlier in his career, Mr. Yoskowitz led business development at a specialty pharmaceutical company, spent eight years at McKinsey & Company where he was an Associate Principal, and began his career as an M&A lawyer at Davis, Polk & Wardwell in New York. Mr. Yoskowitz received a bachelor’s degree magna cum laude from Washington University in St. Louis and holds a JD from Columbia University School of Law.

Michael S. Wyzga. Mr. Wyzga has served on our Board since April 2019 following completion of the Merger and had served as a director of OncoMed since October 2013 until the closing of the Merger. On May 14, 2020, we entered into the Consulting and Interim Chief Financial Officer Agreement with MSW Consulting Inc. and Michael Wyzga by which Mr. Wyzga served as Interim Chief Financial Officer from August 1, 2020 to January 4, 2021. Mr. Wyzga is currently the President of MSW Consulting Inc., a strategic consulting group focused in the life sciences area. From December 2011 until November 2013, Mr. Wyzga served as President and Chief Executive Officer and a member of the board of directors of Radius Health, Inc. Prior to that, Mr. Wyzga served in various senior management positions at Genzyme Corporation, including as Chief Financial Officer from July 1999 until November 2011. Mr. Wyzga is a member of the boards of directors of Adagio Therapeutics Corporation and LogicBio and is Chairman of the board of directors of GenSight Biologics S.A. and of X4 Biologics. Mr. Wyzga previously served as a member of the boards of directors of Exact Sciences Corporation, Idenix Pharmaceuticals, Inc. and Altus Pharmaceuticals, Inc., and as a member of the supervisory board of Prosensa Holding B.V. He received an M.B.A. from Providence College and a B.S. from Suffolk University.

CORPORATE GOVERNANCE

Structure of the Mereo Board

The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities, with our CEO focused on leading the Company while the Chairman can focus on leading the Board in its fundamental role of providing advice to and independent oversight of management. Specifically, the Chair presides over meetings of the Board, facilitates communications between management and the Board and assists with other corporate governance matters. We believe that having a non-executive Chair can enhance the effectiveness of the Board as a whole.

Composition of the Mereo Board

Our Board currently consists of ten members. We are required to have a board that is composed of a majority of independent directors, as defined under the Nasdaq Stock Market rules. In making the determination of whether a member of the board is independent, our Board considers, among other things, the information provided by the directors with regards to each director’s business and personal activities and any relationships they have with the Company or management, including with respect to their ownership of the Company’s ordinary shares. On the basis of such review and its understanding of such relationships and transactions, our Board affirmatively determined that Michael Wyzga, Jeremy Bender, Anders Ekblom, Pierre Jacquet, Annalisa Jenkins, Deepa Pakianathan, Justin Roberts, Daniel Shames and Marc Yoskowitz are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market, representing nine of our ten directors. Dr. Denise Scots-Knight is not an independent director due to her employment as Chief Executive Officer of the Company.

Board Oversight of Risk Management

Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility.

Board Committees

The Mereo Board has four standing committees: the Audit and Risk Committee, the Remuneration Committee, the Nomination and Corporate Governance Committee, and the Research and Development Committee.

Audit and Risk Committee

The Audit and Risk Committee which consists of Deepika R. Pakianathan, Annalisa Jenkins, Michael S. Wyzga and Jeremy Bender, assists the board in overseeing our accounting and financial reporting processes and the audits of our financial statements. Dr. Pakianathan serves as Chair of the committee. The Audit and Risk Committee consists exclusively of members of our Board who are financially literate, and Dr. Pakianathan is considered an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our Board has determined that all of the members of the Audit and Risk Committee satisfy the “independence” requirements set forth in Rule 10A-3 under the Exchange Act. The Audit and Risk Committee is governed by a charter that complies with Nasdaq rules.

The Audit and Risk Committee’s responsibilities include:

•	recommending the appointment of the independent auditor to the general meeting of shareholders;

•	the appointment, compensation, retention and oversight of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services;

•	pre-approving the audit services and non-audit services to be provided by our independent auditor before the auditor is engaged to render such services;

•	evaluating the independent auditor’s qualifications, performance and independence, and presenting its conclusions to the full board on at least an annual basis;

•	reviewing and discussing with the executive officers, the board, and the independent auditor our financial statements and our financial reporting process;

•	approving or ratifying any related person transaction (as defined in our related person transaction policy) in accordance with our related person transaction policy;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and

•	reviewing and monitoring the Company’s key risks, including financial and cybersecurity risks.

The Audit and Risk Committee will meet as often as one or more members of the Audit and Risk Committee deem necessary, but in any event will meet at least four times per year. The Audit and Risk Committee will meet at least once per year with our independent accountant, without our senior management being present.

Remuneration Committee

The Remuneration Committee which consists of Deepika R. Pakianathan, Justin Roberts and Anders Ekblom, assists the board in determining senior management compensation. Dr. Ekblom serves as Chairman of the committee. Under Nasdaq rules, there are heightened independence standards for members of the Remuneration Committee, including a prohibition against the receipt of any compensation from us other than standard board member fees. Our Board has determined that Dr. Pakianathan, Mr. Roberts and Dr. Ekblom meet this heightened standard. The Remuneration Committee is governed by a charter that complies with Nasdaq rules.

The Remuneration Committee’s responsibilities include:

•

determining and agreeing with the Mereo Board the framework or broad policy for the remuneration the company’s chair, CEO, any other executive directors, the company secretary and other members of senior management;

•	reviewing the ongoing appropriateness and relevance of the remuneration policy;

•

approving the design of, and determining the performance measures and targets for the company, and evaluating achievements against those targets any performance related pay schemes operated by the company and approving the total annual payments made under such schemes;

•	reviewing the design of all share incentive plans for approval by the Mereo Board and shareholders;

•

ensuring that contractual terms on termination of employment, and any payments made, are fair to the individual, and the company, that failure is not rewarded and that the duty to mitigate loss is fully recognized;

•

at least annually, reviewing all incentive compensation arrangements for the purpose of assessing whether risks arising from the design or implementation of those arrangements do not encourage unnecessary risk-taking;

•	overseeing any major changes in employee benefits structures throughout the company;

•

establishing the selection criteria, selecting, appointing and setting the terms of reference for any compensation consultants who advise the committee after taking into consideration the factors relevant to advisor independence set forth in Nasdaq Listing Rule 5605(d)(3); and

•	administering and overseeing the company’s compliance with the compensation recovery policy required by applicable SEC and Nasdaq rules.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee which consists of Michael S. Wyzga, Jeremy Bender, Pierre Jacquet, and Justin Roberts, assists our Board in identifying individuals qualified to become members of our Board and senior management consistent with criteria established by our Board and in developing our corporate governance principles. Mr. Wyzga serves as Chair of the Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee is governed by a charter that complies with Nasdaq rules.

The Nomination and Corporate Governance Committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for board members;

•	reviewing and evaluating the size and composition of our Board and making a proposal for a composition profile of the board at least annually;

•	recommending nominees for election to our Board and its corresponding committees;

•	assessing the functioning of individual members of the board and senior management and reporting the results of such assessment to the board; and

•	developing and recommending to the Board rules governing the board, reviewing and reassessing the adequacy of such rules governing the board, and recommending any proposed changes to the board.

Research and Development Committee

The Research and Development Committee, which consists of Pierre Jacquet, Daniel Shames, Marc Yoskowitz and Anders Ekblom, assists our senior management with oversight and guidance related to strategic research and development matters and provides guidance and makes recommendations to our Board regarding strategic research and development matters. Dr. Ekblom serves as Chair of the Research and Development Committee.

The Research and Development Committee’s responsibilities include oversight of:

•	our strategic development plans for product candidates, taking into account any regulatory feedback; and

•	the acquisition of new product candidates.

In addition, the Research and Development Committee is tasked with keeping informed of strategic issues and commercial changes affecting our development programs and potential product acquisitions.

Code of Business Conduct and Ethics

The Company currently maintains a Code of Business Conduct and Ethics which applies to all directors, officers, and employees. A copy of our Code of Business Conduct and Ethics can be found on our website at www.mereobiopharma.com in the “Investors” section under “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendments to, or waivers from, a provision of our Code of Business Conduct and Ethics, as well as Nasdaq’s requirement to disclose waivers with respect to directors and executive officers, by posting such information on our website at the address and location specified above.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership. As a former foreign private issuer, our executive officers, directors and greater than 10% shareholders were not subject to the Section 16(a) filing requirements during the year ended December 31, 2023.

Policy Prohibiting Hedging and Pledging

Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions or short sale transactions with respect to Company securities.

Clawback Policy

The Company has adopted a compensation recovery policy as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of the Nasdaq Stock Exchange. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that the Company is required to prepare an accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

Director Nomination Process

The Nomination and Corporate Governance Committee of the Board of Directors reviews possible candidates for the Board and recommends the nominees for Directors to the Board for approval. The criteria that the Nomination and Corporate Governance Committee and the Board of Directors look for in determining candidates for election to the Board, include, among others:

•	the highest personal and professional ethics, integrity and values;

•	commitment to representing the long-term interests of the Company’s shareholders;

•	independence under the standards promulgated by The Nasdaq Stock Market; and

•

ability to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties on our behalf, including attending all Board of Directors and applicable committee meetings.

Although we do not have a standalone diversity policy, diversity is among the critical factors that the Board of Directors considers when evaluating its composition. It is the Nomination and Corporate Governance Committee’s policy that the composition of the Board of Directors reflect a range of talents, ages, skills, character, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, corporate governance, and biotechnology and related industries, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company. The independent directors of our Board of Directors believe that the current members of the Board of Directors reflect an appropriate diversity of gender, age, race, geographical background and experience but are committed to continuing to consider diversity issues in evaluating the composition of the Board of Directors.

The Nomination and Corporate Governance Committee’s policy does not contemplate any disparate treatment of management nominees versus those put forth by our shareholders.

Shareholder Recommendations and Nominees

Our Nomination and Corporate Governance Committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association, Nomination and Corporate Governance Committee charter and applicable laws, including the rules and regulations of the SEC. Shareholder recommendations for director candidates must include the nominee’s name and address of record, a representation that the shareholder is a holder of the Company’s securities, as well as the nominee’s detailed biographical data and qualifications for board membership, information regarding any arrangements or understandings between the shareholder and the recommended candidate, the consent of the proposed nominee to be named in the proxy statement and serve as a director if elected and any other information regarding the nominee that is required to be included in a proxy statement.

Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nomination and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information — Shareholder Proposals for 2025 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so appointed will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.

You may write to the Nomination and Corporate Governance Committee at:

c/o Charles Sermon

Company Secretary

Mereo BioPharma Group plc

4th Floor, One Cavendish Place,

London, W1G 0QF

United Kingdom

Shareholder Communication with the Board of Directors

It is the policy of our Board of Directors to allow shareholders to communicate with its members. Communications may be addressed to the entire board or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board Directors by writing care of our Company Secretary at the Company’s registered office address.

DIRECTORS COMPENSATION

The following table presents the total compensation for each person who served as a non-executive member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or awards to, or pay any other compensation to any of the members of our board of directors in 2023. We reimburse members of our board of directors for reasonable travel expenses. Dr. Scots-Knight, our Chief Executive Officer, did not receive any compensation for her service as a member of our board of directors in 2023. Dr. Scots-Knight’s compensation for service as an employee for fiscal years 2023 and 2022 is presented in “Executive Compensation—2023 Summary Compensation Table.”

	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (2)	Total
Name	($)	($)	($)	($)
Dr. Jeremy Bender	—	58,669	46,412	105,082
Dr. Anders Ekblom	—	74,894	46,412	121,306
Dr. Pierre Jacquet	—	55,771	46,412	102,184
Dr. Annalisa Jenkins	—	54,550	46,412	100,963
Dr. Deepika R. Pakianathan	67,349	—	46,412	113,761
Justin Roberts (3)	—	—	—	—
Dr. Daniel Shames	—	51,336	46,412	97,748
Marc Yoskowitz	—	48,076	46,412	94,488
Michael S. Wyzga	—	110,384	46,412	156,797

(1)

Compensation paid to all non-executive directors is denominated in pounds sterling. For the purposes of this table, all 2023 amounts have been converted based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2023 (£1/$1.273).

(2)

Amounts reflect the grant date fair value of awards granted in 2023 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see note 17 to our financial statements for the year ended December 31, 2023. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of applicable awards.

(3)	Mr. Roberts has waived all remuneration in respect of his appointment as a non-executive director.

Non-Executive Director Compensation Policy

Our non-executive directors are eligible to earn cash fees for service on the board of directors and for service on each committee on which the director is a member. The chairperson of each committee receives a higher fee for such service. Non-executive directors may voluntarily elect to convert their annual cash fees into Deferred RSUs (over ADSs). The number of Deferred RSUs granted is determined by dividing the amount of the annual cash compensation by the average closing trading price of the Company’s ADSs over the most recent 30 trading days as of the grant date. These Deferred RSUs are delivered under the terms of the existing 2019 NED Plan and they vest in substantially equal monthly installments over the plan year. Payment of Deferred RSUs in ADSs will generally be made 180 days following separation of service.

In addition to annual cash fees or Deferred RSUs, as elected, equity incentive awards are granted to non-executive directors in line with the 2019 NED Plan. In February 2023, a total of 55,000 equity incentive awards in the form of market value options over ADSs, were granted to each non-executive director at an exercise price of $0.94 per ADS, with a vesting period of one year; vesting is in equal monthly installments over the one-year period following grant date. No performance conditions were attached to the awards.

The fees payable to directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee (1)	Chairperson Annual Fee (1)
	($)	($)
Board of Directors	39,463	40,991
Audit and Risk Committee	7,638	19,732
Remuneration Committee	5,601	11,712
Nomination and Corporate Governance Committee	4,456	8,911
Research and Development Committee	5,092	10,184

(1)

Compensation in the form of annual cash fees or deferred RSUs, as elected, paid to non-executive directors is denominated in pounds sterling. For the purposes of this table, all 2023 amounts have been converted based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2023 (£1/$1.273).

We also reimburse our non-executive directors for reasonable out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

Non-Executive Directors - Outstanding Equity Awards at 2023 Fiscal Year End Table

The following table presents information regarding all outstanding stock awards and stock options held by each of our non-executive directors as of December 31, 2023:

	Option awards					Stock Awards
Name Dr. or Ph.D or MBBS	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Dr. Jeremy Bender
	22,000			3.32	1/19/2031
	31,500			2.72	2/1/2031
	55,000			1.31	2/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						5,202	(3)	12,017
Dr. Anders Ekblom	43,252			8.63	9/25/2025
	5,500			5.40	5/20/2029
	5,500			3.00	7/23/2029
	11,000			1.84	2/20/2030
	31,500			2.72	2/1/2031
	55,000			1.31	2/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						6,640	(3)	15,338
Dr. Pierre Jacquet	55,000	—		1.31	2/1/2032
	33,393	—		1.31	2/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						4,945	(3)	11,423
Dr. Annalisa Jenkins	9,167	—		0.79	12/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						4,752	(3)	10,977
Dr. Deepika R. Pakianathan	5,500	—		5.40	5/20/2029
	5,500	—		3.00	7/23/2029
	11,000	—		1.84	2/20/2030
	31,500	—		2.72	2/1/2031
	55,000	—		1.31	2/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
Justin Roberts (1)	—	—		—		—		—
Dr. Daniel Shames	9,167	—		0.79	12/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						4,495	(3)	10,383
Marc Yoskowitz	9,167	—		0.79	12/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						3,982	(3)	9,198
						343	(3)	792
Michael S. Wyzga	5,500	—		5.40	5/20/2029
	5,500	—		3.00	7/23/2029
	11,000	—		1.84	2/20/2030
	31,500	—		2.72	2/1/2031
	55,000	—		1.31	2/1/2032
	45,833	9,167	(2)	0.94	2/1/2033
						3,429	(3)	7,921
						9,786	(3)	22,606

(1)	Mr. Roberts has waived all remuneration in respect of his appointment as a non-executive director.
(2)	These options vest in substantially equal monthly installments over a one year period from the February 1, 2023 grant date and fully vested on February 1, 2024.
(3)

Each Deferred RSU was granted to non-executive directors who elected to receive them in the form of ADSs in lieu of annual cash compensation. Deferred RSUs vest in substantially equal monthly installments over the plan year following the grant date and became fully vested in January 2024. Payment of Deferred RSUs in ADSs will generally be made 180 days following separation of service.

Non-Executive Director Service Contracts

The remuneration of the non-executive directors is determined by the Mereo Board as a whole, based on a review of current practices in other companies. Mereo has entered into service contracts with Mereo’s non-executive directors for their services, which are subject to a three-month termination period. There are no arrangements under which any non-executive director is entitled to receive compensation upon the early termination of his or her appointment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of Mereo ordinary shares as of March 31, 2024 by each person known by Mereo to own beneficially 5% or more of the outstanding Mereo ordinary shares.

The number of Mereo ordinary shares beneficially owned by each person is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Mereo ordinary shares held by that person.

The percentage of Mereo ordinary shares beneficially owned as of March 31, 2024 is computed on the basis of 701,349,434 ordinary shares outstanding as of March 31, 2024. Mereo ordinary shares that a person has the right to acquire within 60 days of March 31, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned (1)	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders:
Entities affiliated with Rubric Capital Management LP (2)	99,714,985	14.22%
Entities affiliated with Adage Capital Management LP (3)	50,250,000	7.16%
Entities affiliated with Mangrove Partners IM, LLC (4)	43,764,465	6.24%
Entities affiliated with Rock Springs Capital Management LP (5)	39,919,255	5.69%
Entities affiliated with Suvretta Capital Management, LLC (6)	36,854,190	5.25%
Named Executive Officers
Dr. Denise Scots-Knight (7)	13,334,309	1.90%
Charles Sermon (8)	4,212,374	0.60%
Christine Fox (9)	2,024,995	0.29%
Directors
Dr. Jeremy Bender (10)	873,750	0.12%
Dr. Anders Ekblom (11)	1,279,710	0.18%
Dr. Pierre Jacquet (10)	773,215	0.11%
Dr. Annalisa Jenkins (10)	377,085	0.05%
Dr. Deepika R. Pakianathan (10)	873,750	0.12%
Justin Roberts (12)	—	0.00%
Dr. Daniel Shames (10)	377,085	0.05%
Marc Yoskowitz (10)	377,085	0.05%
Michael S. Wyzga (10)	873,750	0.12%
All Executive Officers and Directors as a group (14 persons)	28,957,593	4.13%

(1)	Ordinary shares figures include ordinary shares represented by ADSs.
(2)

Based solely on information contained in the Form 3 filed by Rubric Capital Management LP with the SEC on April 16, 2024. The address of the principal business office of Rubric Capital Management LP is 155 East 44th Street, Suite 1630, New York, NY 10017.

(3)

Based solely on information contained in Schedule 13G filed by Adage Capital Partners GP, L.L.C. (“ACPGP”) with the SEC on February 5, 2024. Shares are directly held by Adage Capital Partners, L.P. (“ACP”). ACPGP is general partner of ACP. Adage Capital Management, L.P. (“ACM”) is the investment manager of ACP. Robert Atchinson and Robert Gross are managing members of Adage Capital Advisors,

LLC, managing member of ACPGP, and managing members of Adage Capital Partners, LLC, general partner of ACM. The address of the principal business office of the entities affiliated with ACM is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(4)

Based solely on information contained in Schedule 13G filed by Mangrove Partners IM, LLC (“Mangrove Partners”) with the SEC on February 14, 2024. The ordinary shares are held by the Mangrove Partners Master Fund, Ltd., a Cayman Islands limited liability company (“Master Fund”). Beneficial ownership of the ordinary shares is claimed by (i) Mangrove Partners which serves as the investment manager of the Master Fund, and (ii) Nathaniel August who is the principal of Mangrove Partners. The address of the principal business office of the entities affiliated with Mangrove Partners is c/o Delaware Corporations LLC, 1000 N. West Street, Suite 1501, Wilmington, DE 19801.

(5)

Based solely on information contained in Schedule 13G filed by Rock Springs Capital Management LP (“RCSM”) with the SEC on February 14, 2024. Shares are held directly by the Rock Springs Capital Master Fund LP (“Master Fund”), which is a Cayman Island exempted limited partnership, and Four Pines Master Fund LP (“Four Pines”), which is a Cayman Islands exempted limited partnership, and indirectly held by RSCM, a Delaware limited partnership, and Rock Springs Capital LLC (“RSC”), a Delaware limited liability company. RSCM serves as the investment manager to each of the Master Fund and Four Pines. RSC is the general partner of RSCM. The address of the principal business office of the entities affiliated with RCSM is 650 South Exeter, Suite 1070 Baltimore, MD 21202.

(6)

Based solely on information contained in Schedule 13G filed by Suvretta Capital Management, LLC (“Suvretta”) with the SEC on February 13, 2024. Suvretta is the investment manager of Averill Master Fund, Ltd. (“Averill Master Fund”). Aaron Cowen a control person of Suvretta and Averill Master Fund. Each of Suvretta, Averill Master Fund and Aaron Cowen disclaims beneficial ownership except to the extent of their pecuniary interest therein. The address for Suvretta and Aaron Cowen is 540 Madison Avenue, New York, New York 10022. The address for Averill Master Fund is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(7)	Includes 560,413 ADSs beneficially owned, plus 4 ordinary shares beneficially owned, plus 2,106,448 ADSs underling share awards that are exercisable within 60 days of March 31, 2024.
(8)	Includes 132,376 ADSs beneficially owned, plus 4 ordinary shares beneficially owned, plus 710,098 ADSs underling share awards that are exercisable within 60 days of March 31, 2024.
(9)	Includes 10,000 ADSs beneficially owned plus 394,999 ADSs underling share awards that are exercisable within 60 days of March 31, 2024.
(10)	All holdings are ADSs underling share awards that are exercisable within 60 days of March 31, 2024.
(11)	Includes 37,940 ADSs beneficially owned plus 218,002 ADSs underling share awards that are exercisable within 60 days of March 31, 2024.
(12)

Mr. Roberts is a partner of Rubric Capital Management LP, which has ultimate voting and investment power over the ordinary shares and ADSs held by Rubric Capital Management LP. He disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Mr. Roberts has waived all remuneration in respect of his appointment as a non-executive director.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Party Transactions

Related Person Transactions

The following sets forth all transactions since January 1, 2023 to which the Company has been or is a participant, including currently proposed transactions, in which the amount involved in the transaction exceeds $120,000 and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or has a direct or indirect material interest, other than the compensation arrangements described below under the sections “Executive Compensation” and “Directors Compensation.”

Cooperation Agreement with Rubric Capital Management LP

On October 28, 2022, we entered into a cooperation agreement (the “Cooperation Agreement”) with Rubric Capital Management LP (“Rubric”), our largest shareholder. Pursuant to the Cooperation Agreement, four new directors, Dr. Annalisa Jenkins, Dr. Daniel Shames, Mr. Marc Yoskowitz and Mr. Justin Roberts, were subsequently appointed to our Board on November 10, 2022. Concurrent with these appointments taking effect, directors Dr. Peter Fellner, Dr. Brian Schwartz, Dr. Abdul Mullick and Ms. Anne Hyland resigned from our Board. The Cooperation Agreement also provides that at least one Rubric nominee shall be appointed to each Committee of our Board and that all shares beneficially owned, directly or indirectly by Rubric or its affiliates for which Rubric exercises voting authority, will be voted in favor of all nominees for director nominated by the Board at certain meetings described in the Cooperation Agreement.

The Cooperation Agreement also provides for certain “standstill” provisions that restrict Rubric and its affiliates from, among other things, acquiring any securities of the Company that would result in Rubric and its affiliates having beneficial ownership of more than 20% of our voting securities. The standstill provisions expire on the Termination Date (as defined below).

On April 15, 2024, we entered into an extension letter, effective as of April 15, 2024 (the “Extension Letter”) to the Cooperation Agreement. The Extension Letter waived the requirement under Section 1(f) of the Cooperation Agreement for Mr. Justin Roberts to offer to resign from the Company’s Board of Directors and all applicable committees thereof upon the termination date of the Cooperation Agreement which was immediately following the conclusion of our 2024 AGM (the “Termination Date”) and extended the Termination Date of the Cooperation Agreement until immediately following the conclusion of our 2025 AGM.

Insurance and Indemnification

To the extent permitted by the U.K. Companies Act 2006, Mereo is empowered under its Articles to indemnify its directors against any liability they incur by reason of their directorship. Mereo maintains directors’ and officers’ insurance to insure such persons against certain liabilities. Mereo has entered into a deed of indemnity with each of its directors.

Insofar as indemnification of liabilities arising under the Securities Act may be permitted to the Mereo Board, executive officers, or persons controlling Mereo pursuant to the forgoing provisions, Mereo has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transactions Policy

Our Board has a written related person transaction policy, which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover, any transaction or proposed transactions between us and a related person that are material to us or the related person, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

EXECUTIVE OFFICERS OF THE COMPANY

Below is a list of our executive officers and their positions and ages as of the date of this proxy statement. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Executive Officers
Dr. Denise Scots-Knight	64	Chief Executive Officer and Director
Christine Fox	43	Chief Financial Officer
Charles Sermon	54	General Counsel and Business Development
Alexandra (Wills) Hughes-Wilson	52	Chief Patient Access and Commercial Planning
Dr. John Lewicki	72	Chief Scientific Officer

For biographical information regarding Dr. Scots-Knight, see the section titled “Proposal 5-Re-election of Dr. Denise Scots-Knight to the Board of Directors.”

Christine Fox. Ms. Fox joined as our Chief Financial Officer in January 2021. From 2015 until joining us, Ms. Fox was the Vice President Finance, External Reporting and most recently Group Financial Controller and Treasurer of Travelport, and prior to that served more than 10 years at KPMG in the U.S. and Switzerland. Ms. Fox is a Certified Public Accountant (CPA) and holds a B.S. in Accounting from Butler University.

Charles Sermon. Mr. Sermon serves as our General Counsel and Business Development and has served as our General Counsel since July 2015. From 2010 until joining us, Mr. Sermon was a Partner of Phase4. Mr. Sermon serves as a Director on the Board of Trustees of Rainbow Trust Children’s Charity. Mr. Sermon trained and qualified as a lawyer with Freshfields in London after completing the Law Society’s Final Examination. Mr. Sermon holds an LL.B. (Hons.) from Hull University.

Alexandra (Wills) Hughes-Wilson. Ms. Hughes-Wilson has served as our Chief of Patient Access and Commercial Planning, previously titled Head of Patient Access and Commercial Planning, since March 2018. Prior to joining us, Ms. Hughes-Wilson was Senior Vice President, Chief Patient Access Officer at Swedish Orphan Biovitrum (publ.) AB, a biotechnology company, from 2012 to 2018, and prior to that served as Vice President Health & Market Access Policy EMEA at Genzyme (now Sanofi Genzyme), a biotechnology company. Ms. Hughes-Wilson holds a bachelor’s degree in Law and Politics (Hons.) from the University of Durham, U.K.

Dr. John Lewicki. Dr. Lewicki has served as our Chief Scientific Officer since July 2020. He has over 35 years of experience in the biotechnology industry. Dr. Lewicki was President, CEO and a board member of OncoMed from March 2018 to April 2019. Previously, Dr. Lewicki served as Vice President of Research, at Scios Inc. where he co-discovered human B-type natriuretic peptide (BNP). Dr. Lewicki contributed to development of BNP into an FDA-approved treatment (Natrecor) for acute congestive heart failure. Dr. Lewicki received his PhD from the University of California, San Diego. He has co-authored over 80 papers and is co-inventor on over 30 issued U.S. patents.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2023 are:

•	Dr. Denise Scots-Knight, our Chief Executive Officer;

•	Charles Sermon, our General Counsel; and

•	Christine Fox, our Chief Financial Officer.

2023 Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary	Bonus (3)	Stock Awards (4)	Option Awards (4)	All Other Compensation (5)	Total (3)
		($)	($)	($)	($)	($)	($)
Dr. Denise Scots-Knight (1) (2)	2023	565,107	254,298	285,358	1,043,403	71,157	2,219,323
Chief Executive Officer	2022	506,809	304,085	—	1,358,134	68,219	2,237,247
Charles Sermon (2)	2023	415,651	162,104	99,540	362,923	48,031	1,088,249
General Counsel	2022	372,772	186,386	—	339,533	51,198	949,889
Christine Fox (2)	2023	378,120	151,248	91,043	340,240	40,400	1,001,051
Chief Financial Officer	2022	332,833	166,416	—	271,627	40,063	810,939

(1)	Dr. Scots-Knight also serves as a director but receives no additional compensation for this service.
(2)

Cash compensation paid to all named executive officers is denominated in pounds sterling. For the purposes of this table, all 2023 amounts have been converted based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2023 (£1/$1.273) and all 2022 amounts have been converted based on the pound Sterling/U.S. dollar exchange rate in effect as of December 31, 2022 (£1/$1.2103).

(3)	Amount shown reflects cash bonuses awarded for achievement of performance goals.
(4)

Amounts reflect the grant date fair value of awards granted in 2023 and 2022 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see note 17 to our financial statements for the year ended December 31, 2023. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of applicable awards.

(5)

These amounts include health benefit and life insurance payments and pension contributions made by us. Life insurance premiums paid by us for named executive officers were: $3,772 (2022: $3,217) for Denise Scots-Knight; $2,774 (2022: $2,394) for Charles Sermon; and $2,524 (2022: $2,017) for Christine Fox.

Narrative Disclosure to the Summary Compensation Table

Annual Base Salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and experience. Base salaries are typically reviewed annually, with any increases normally taking effect from the first day of January. When awarding salary increases, the Remuneration Committee will consider the level of increase proposed for the wider workforce, as well as employee pay conditions more broadly in comparison to our peer group companies and inflation. Where there has been a change in the role, or if the individual is new to the role, increases could be higher. The base salary of each named executive officer is noted below:

	2023 Annual Base Salary	2022 Annual Base Salary
Name	($)	($)
Dr. Denise Scots-Knight (1)	565,107	506,809
Charles Sermon (1)	415,651	372,772
Christine Fox (1)	378,120	332,833

(1)

Compensation paid to all named executive officers is denominated in pounds sterling. For the purposes of this table, all 2023 amounts have been converted based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2023 (£1/$1.273) and all 2022 amounts have been converted based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2022 (£1/$1.2103).

Annual Cash Bonuses

We have a discretionary bonus scheme for all employees, including the named executive officers. Bonus payments for employees are a percentage of base salary based on performance-based measures against both Company-wide target and personal objectives which can also be increased with stretch performance. Bonus payments for the Chief Executive Officer are a percentage of base salary, based only on performance-based measures against Company-wide target objectives. The annual bonus is payable in cash after the award has been approved by the Remuneration Committee, usually in January of the following year.

Company performance was assessed against the 2023 Company-wide target objectives, including certain pipeline and development milestones, execution of manufacturing, clinical and compliance processes and partnerships, the achievement of finance-related and business development milestones. As a result, the named executive officers were awarded bonuses against their target bonus rates as follows.

Name	2023 Target Bonus Rate (% of base salary)	2023 Stretch Bonus Rate (% of base salary)	2023 Bonus Achievement (% of base salary)
Dr. Denise Scots-Knight	60%	75%	45%
Charles Sermon	50%	63%	39%
Christine Fox	50%	63%	40%

Equity-Based Incentive Awards

Our equity-based incentive award plan is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In 2023, we granted stock options and performance based restricted stock units (“PSUs”) to each of our named executive officers, as reflected in the “Outstanding Equity Awards at 2023 Fiscal Year End Table” below.

Executive Officer Employment Agreements

Dr. Denise Scots-Knight

We entered into an employment agreement with Dr. Scots-Knight on July 29, 2015, as amended on September 3, 2021. This agreement entitles Dr. Scots-Knight to receive an annual base salary and an opportunity to earn an annual discretionary performance-based bonus, subject to the achievement of performance goals determined in accordance with our annual bonus plan. We currently contribute to Dr. Scots-Knight’s Self-Invested Personal Pension Scheme an amount equal to 10% of Dr. Scots-Knight’s annual salary, provided that she contributes 4% or more of her annual salary to that scheme. In lieu of a pension contribution, we may, at Dr. Scots-Knight’s request, pay a pro-rata amount equal to 10% of her base salary as additional compensation. Either party may terminate the employment agreement by giving the other party not less than 12 months’ written notice, provided that we may terminate Dr. Scots-Knight at any time with immediate effect for cause or by giving written notice to Dr. Scots-Knight that we will instead pay her basic salary for any remaining notice period. Dr. Scots-Knight’s employment agreement also contains restrictive covenants pursuant to which she has agreed to refrain from competing with us or soliciting our key employees for a period of six months following her termination of employment or soliciting our customers for a period of nine months following her termination of employment. The employment agreement includes the provision of accelerated vesting of share options and payments to Dr. Scots-Knight equal to 18 months’ annual base salary and Dr. Scots-Knight’s target annual bonus in the event of a covered termination during the period commencing on a change in control of the Company and ending 12 months after such change in control.

Charles Sermon

We entered into an employment agreement with Mr. Sermon on July 29, 2015 as amended on September 3, 2021. This agreement entitles Mr. Sermon to an annual base salary and an opportunity to earn an annual discretionary performance-based bonus, subject to the achievement of performance goals determined in accordance with our annual bonus plan. We have agreed to contribute to Mr. Sermon’s Self-Invested Personal Pension Scheme an amount equal to 10% of Mr. Sermon’s annual salary provided that he contributes 4% or more of his annual salary to that scheme. In lieu of a pension contribution, we may, at Mr. Sermon’s request, pay a pro-rata amount equal to 10% of his base salary as additional compensation. Either party may terminate the employment agreement by giving the other party not less than six months’ written notice, provided that we may terminate Mr. Sermon at any time with immediate effect for cause or by giving written notice to Mr. Sermon that we will instead pay his basic salary for any remaining notice period. Mr. Sermon’s employment agreement also contains restrictive covenants pursuant to which he has agreed to refrain from competing with us or soliciting our key employees for a period of six months following his termination of employment or soliciting our customers for a period of nine months following his termination of employment. The employment agreement includes the provision of accelerated vesting of share options and payments to Mr. Sermon equal to 12 months’ annual base salary and Mr. Sermon’s target annual bonus in the event of a covered termination during the period commencing on a change in control of the Company and ending 12 months after such change in control.

Christine Fox

We entered into an employment agreement with Ms. Fox on October 20, 2020, as amended on September 3, 2021. The employment agreement entitles Ms. Fox to receive an annual base salary and an opportunity to earn an annual discretionary performance-based bonus, subject to the achievement of performance goals determined in accordance with our annual bonus plan. Ms. Fox is also eligible to participate in Mereo’s group personal pension scheme and we have agreed to contribute to the pension scheme an amount equal to 10% of Ms. Fox’s annual salary provided that she contributes 4% or more of her annual salary to that scheme. In lieu of a pension contribution, we may, at Ms. Fox’s request, pay a pro-rata amount equal to 10% of her base salary as additional compensation. Either party may terminate the employment agreement by giving the other party not less than six months’ written notice, provided that Mereo may terminate Ms. Fox at any time with immediate effect for cause or by giving written notice to Ms. Fox that we will instead pay her basic salary for any remaining notice period. Ms. Fox’s employment agreement also contains restrictive covenants pursuant to which she has agreed to refrain from competing with us or soliciting our key employees for a period of six months following her termination of employment or soliciting our customers for a period of nine months following her termination of employment. The employment agreement includes the provision of accelerated vesting of share options and payments to Ms. Fox equal to 12 months’ annual base salary and Ms. Fox’s target annual bonus in the event of a covered termination during the period commencing on a change in control of the Company and ending 12 months after such change in control.

Pension, Retirement or Similar Benefits

Mereo operates a defined contribution pension scheme which is available to all employees. Mereo makes payments of up to 10% of base salary for executives, including Mereo’s Chief Executive Officer, into any pension scheme or similar arrangement as the participating executive may reasonably request (or a payment in lieu thereof). Such payments are not counted for the purposes of determining bonuses or awards under the LTIP. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Health and Welfare Benefits.

All of our full-time employees, including our executive officers, are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with paid time off benefits including, vacation, sick time and holidays.

Outstanding Equity Awards at 2023 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers as of December 31, 2023. All “Securities” within this table are expressed in ADSs, including awards over ordinary shares. Each ADS of the Company represents five ordinary shares.

	Option Awards					Stock Awards
Name Dr. or Ph.D or MBBS	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Dr. Denise Scots-Knight	308,949	—		8.63	9/25/2025
	87,500	—		5.40	5/20/2029
	87,500	—		3.00	7/23/2029
	167,708	7,292	(1)	1.84	2/20/2030
	368,333	15,1667	(2)	2.72	2/1/2031
	527,083	572,917	(3)	1.40	1/14/2032
	—	1,150,000	(4)	1.01	1/25/2033
				—		470,150	(5)	1,086,047
Charles Sermon	154,474	—		8.63	9/25/2025
	27,500	—		5.40	5/20/2029
	27,500	—		3.00	7/23/2029
	81,458	3,542	(1)	1.84	2/20/2030
	106,250	43,750	(2)	2.72	2/1/2031
	131,770	143,230	(3)	1.40	1/14/2032
	—	400,000	(4)	1.01	1/25/2033
				—		164,000	(5)	378,840
Christine Fox	123,958	46,042	(2)	3.32	1/19/2031
	105,416	114,584	(3)	1.40	1/14/2032
	—	375,000	(4)	1.01	1/25/2033
				—		150,000	(5)	346,500

(1)	25% of the shares underlying this share option vested and became exercisable on February 20, 2021, with the remainder vesting in equal monthly installments for the three years thereafter.
(2)	25% of the shares underlying this share option vested and became exercisable on February 1, 2022, with the remainder vesting in equal monthly installments for the three years thereafter.

(3)	25% of the shares underlying this share option vested and became exercisable on January 14, 2023, with the remainder vesting in equal monthly installments for the three years thereafter.
(4)	25% of the shares underlying this share option will vest and become exercisable on January 25, 2024, with the remainder vesting in equal monthly installments for the three years thereafter.
(5)

Each PSU vests upon satisfaction of four escalating ADS price threshold values over a two year performance period. The number included in this table reflects the number of PSUs eligible for vesting. If a minimum ADS price threshold is not met, such PSUs may vest at zero ADSs.

Mereo currently grants equity awards under the Mereo 2019 Equity Incentive Plan (the “2019 EIP”) and the 2019 Non-Employee Equity Incentive Plan (the “2019 NED EIP”). There are also still outstanding awards under two previous plans, the 2015 Plan and the Mereo Share Option Plan, however no awards have been granted under these plans since 2016 and no further grants are envisaged. The key terms of the plans are disclosed in note 17 of the Annual Report on Form 10-K.

AUDIT AND RISK COMMITTEE REPORT

The Audit and Risk Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit and Risk Committee operates under a written Audit and Risk Committee charter that has been adopted by the Board. All members of the Audit and Risk Committee currently meet the independence and qualification standards for Audit and Risk Committee membership set forth in the listing standards provided by Nasdaq and the SEC, and the Board has determined that Dr. Pakianathan is an “Audit and Risk Committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

The Audit and Risk Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit and Risk Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit and Risk Committee’s members in business, financial and accounting matters.

The Audit and Risk Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit and Risk Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit and Risk Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit and Risk Committee also reviewed with PwC, our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) AU380, Communications with Audit and Risk Committees, and SEC Regulation S-X Rule 207, Communication with Audit and Risk Committees.

The Audit and Risk Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding communications with the Audit and Risk Committee concerning independence. The Audit and Risk Committee has discussed with PwC its independence from management and the Company.

In addition to the matters specified above, the Audit and Risk Committee discussed with PwC the overall scope, plans and estimated costs of their audit. The Committee met with PwC periodically, with and without management present, to discuss the results of PwC’s examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit and Risk Committee’s role and responsibilities referred to above and in the Audit and Risk Committee charter, the Audit and Risk Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

The Audit and Risk Committee of the Board of Directors

Dr. Deepika R. Pakianathan, Chair Dr. Jeremy Bender Dr. Annalisa Jenkins Michael S. Wyzga

The foregoing report of the Audit and Risk Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K, including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Charles Sermon, Company Secretary, Mereo BioPharma Group plc, 4th Floor, One Cavendish Place, London, W1G 0QF, United Kingdom, or by email: legal@mereobiopharma.com, or telephone: +44 (0) 333 023 7300. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

EACH ORDINARY SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY OR TO SUBMIT

YOUR PROXY ONLINE.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

U.K. Statutory Annual Report and Accounts of the Board of Directors and Auditors of Mereo BioPharma Group plc for the year ended December 31, 2023

Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the Meeting our U.K. statutory annual report and accounts for the year ended December 31, 2023. Accordingly, our Board of Directors will lay before the Company at the Meeting the Company’s U.K. statutory annual report and accounts for the year ended December 31, 2023, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration will be made available no less than 21 days prior to the Meeting, on our website at www.mereobiopharma.com. A complete copy of our U.K. statutory annual report and accounts, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be made available no less than 21 days prior to the Meeting, on our website at www.mereobiopharma.com.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.

Shareholder Proposals for 2025 Annual General Meeting

In order to be considered for inclusion in our proxy statement for our 2025 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, 4th Floor, One Cavendish Place, London W1G 0QF, United Kingdom no later than 120 days before the anniversary of the date on which we sent our proxy materials for the Meeting, or December 25, 2024. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the Meeting, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

Shareholder proposals submitted for consideration at our 2025 annual general meeting of shareholders, but not submitted for inclusion in our proxy statement for our 2025 annual general meeting of shareholders, must be received by the Company at the Office of the Company Secretary, 4th Floor, One Cavendish Place, London W1G 0QF, United Kingdom no later than 45 days before the anniversary of the date of the Meeting, or March 10, 2025. However, if the date of the 2025 annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the Meeting, the notice must be received by our Company Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2025 annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for the 2025 annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, 4th Floor, One Cavendish Place, London W1G 0QF, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Questions?

If you have any questions or need more information about the Meeting please write to us at:

Charles Sermon

Company Secretary

Mereo BioPharma Group plc

4th Floor, One Cavendish Place,

London, W1G 0QF

United Kingdom

FORM OF PROXY MEREO BIOPHARMA GROUP PLC ANNUAL GENERAL MEETING You may appoint a proxy at www.signalshares.com instead of using this form. Annual General Meeting of Mereo BioPharma Group plc (the “Company”) to be held 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Thursday, May 23, 2024 at 5th Floor, One Cavendish Place, London W1G 0QF, United Kingdom (the “Meeting”) Investor Code: For guidance on how to complete this Form of Proxy please refer to the notes overleaf. I/We being (a) member/members hereby appoint the Chair of the Meeting/the following person: Name of proxy (if not the Chair of the Meeting): Number of ordinary shares appointed over: (if less than your full voting entitlement) as my/our proxy, to attend, speak and vote on my/our behalf at the Meeting and at any adjournment thereof. Please indicate Please put an ‘X’ in the box opposite if this proxy ppoi ent is e of multiple appointments being made: For Against Withheld Resolutions: For Against Withheld 1 That the annual report and accounts for the year 5 That Dr. Denise Scots-Knight be re-appointed as a director of the Company. ended December 31, 2023, together with the directors’ report and independent auditor’s report thereon, be 6 That Dr. Jeremy Bender be re-appointed as a director of received and adopted. the Company. 2 That PricewaterhouseCoopers LLP (“PwC”) be re- 7 That Dr. Anders Ekblom be re-appointed as a director appointed as auditors to hold office from the conclusion of the Company. of the annual general meeting until the conclusion of the next annual general meeting at which the Company’s annual report and accounts are presented. If you intend attending the Meeting in person please place 3 That the Audit and Risk Committee be authorized to a ‘X’ in the box opposite: determine PwC’s remuneration. 4 That the directors’ remuneration report (excluding the Signature: directors’ remuneration policy), as set out in the Company’s annual report and accounts for the year ended December 31, 2023, be approved. Date: Please complete and return this form of proxy in the envelope provided to Link Group at PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom so as to be received by Link Group by no later than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting. –

Notes to form of proxy 1. Full details of the resolutions to be proposed at the Meeting, with explanatory notes, are set out in the Notice of Annual General Meeting (the “Notice”) made available to shareholders on or around April 24, 2024. Before completing the form of proxy, please also read the sections entitled “Action to be taken by holders of ordinary shareholders” in the letter accompanying Notice and the explanatory notes to the Notice. You can access the Notice, the related proxy statement and associated materials for the Meeting at https://www.mereobiopharma.com/agm2024. 2. Only those members registered in the Company’s register of members at 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on May 21, 2024 (or, if the Meeting is adjourned at 6:00 p.m. (British Summer Time) (1:00 p.m. Eastern Standard Time) on the date which is two business days prior to the adjourned meeting) shall be entitled to attend and vote at the Meeting. Changes to the register of members of the Company after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the Meeting. 3. Only shareholders, or their duly appointed representatives, are entitled to attend, speak and vote at the Meeting. A member so entitled may appoint one or more proxies who need not be members, to exercise all or any of their rights to attend, speak and vote on their behalf. Proxies may only be appointed using the procedures set out on this form of proxy and the explanatory notes to the Notice. Completion and return of the form of proxy will not prevent you from attending, speaking or voting in person at the Meeting or any adjournment thereof. 4. The form of proxy may be posted or may instead be delivered by hand (during normal business hours only) to Link Group at PXS 1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom. To be valid, the form of proxy should be received by Link Group than 2:00 p.m. (British Summer Time) (9:00 a.m. Eastern Standard Time) on Tuesday, May 21, 2024 or 48 hours before any adjourned meeting. Alternatively, proxy appointment instructions may be submitted electronically using Link Group’s Signal Shares share portal service at www.signalshares.com. 5. Please indicate with an ‘X’ in the boxes how you wish your vote to be cast. A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at their discretion. Your proxy will vote (or abstain from voting) as they think fit in relation to any other matter which is put before the Meeting. 6. If you wish to appoint a proxy other than the Chair of the Meeting, please insert their name in the space provided and delete ‘the Chair of the Meeting; or’. A proxy does not need to be a member of the Company, but must attend the Meeting to represent you. Please note that, if you appoint a particular director of the Company by name as a proxy, your vote will only be cast if that director is present at the Meeting. To appoint more than one proxy, you should request additional form(s) of proxy and indicate next to each proxy’s name the number of shares in relation to which you authorise them to act as your proxy. If you have appointed multiple proxies please also mark the box where indicated. If you require additional forms of proxy or assistance with how to complete, sign and return a form of proxy or assistance in submitting your proxy appointment electronically, please call Link Group’s general helpline team on +44 (0) 371 664 0300. Alternatively, you can request additional forms of proxy via email at shareholderenquiries@linkgroup.co.uk or via postal address at Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL, United Kingdom. 7. If the form of proxy is signed by someone else on your behalf under a power of attorney or other authority, such authority to sign (or a certified copy thereof) must be returned with the form of proxy. If the shareholder is a corporation, the form of proxy must be executed under its common seal or signed by an officer, attorney or other person duly authorised by the corporation. 8. In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding, the first-named being the most senior. 9. In order to revoke a proxy instruction, you will need to inform the Company by sending a signed hard copy notice clearly stating your intention to revoke your proxy appointment to Link Group, at the address shown in note 4 above. In the case of a member which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed, or a duly certified copy of such power or authority, must be included with the revocation notice. The revocation notice must be received by Link Group no later than 48 hours before the Meeting. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then your proxy appointment will remain valid. 10. You can change your proxy instructions by submitting a new proxy appointment. Note that the cut-off time for receipt of proxy appointments also applies in relation to amended instructions; any amended proxy appointment received after the relevant cut-off time has passed will be disregarded. Where two or more forms of proxy are delivered for us in respect of the same shares, the one which has been delivered last (regardless of when it was signed or by what means it was delivered) shall be treated as replacing and revoking the other which have been delivered. If it cannot be determined which form of proxy was delivered last, none of the forms shall be treated as valid. 11. The right to appoint a proxy does not extend to a ‘Nominated Person’, that is, someone to whom the Notice is sent because they have been nominated to enjoy information rights, under section 146 of the Companies Act 2006. 12. You may not use any electronic address (within the meaning of Section 333(4) of the Companies Act 2006) provided in this form of proxy (or in any related documents including the Notice) to communicate with the Company for any purposes other than those expressly stated. Perivan.com 268273